Exhibit 99.1

IBM REPORTS 2017 FOURTH-QUARTER AND FULL-YEAR RESULTS

Highlights

•            Fourth-quarter GAAP EPS from continuing operations of $(1.14)

•            Includes a one-time charge of $5.5 billion associated with the enactment of U.S. tax reform

•            Fourth-quarter operating (non-GAAP) EPS of $5.18

•            Excludes the one-time charge of $5.5 billion associated with the enactment of U.S. tax reform

•            Consistent with the basis of previously-provided 2017 expectations

•            Fourth-quarter revenue of $22.5 billion, up 4 percent (up 1 percent adjusting for currency)

•            Full-year strategic imperatives revenue of $36.5 billion, up 11 percent; represents 46 percent of IBM revenue

•            Fourth-quarter strategic imperatives revenue up 17 percent (up 14 percent adjusting for currency)

•            Full-year cloud revenue of $17.0 billion, up 24 percent year to year

•            As-a-service annual exit run rate of $10.3 billion in the quarter, up 20 percent year to year (up 18 percent adjusting for currency)

ARMONK, N.Y., January 18, 2018 . . . IBM (NYSE: IBM) today announced fourth-quarter and full-year 2017 earnings results.

“Our strategic imperatives revenue again grew at a double-digit rate and now represents 46 percent of our total revenue, and we are pleased with our overall revenue growth in the quarter,” said Ginni Rometty, IBM chairman, president and chief executive officer.  “During 2017, we strengthened our position as the leading enterprise cloud provider and established IBM as the blockchain leader for business.  Looking ahead, we are uniquely positioned to help clients use data and AI to build smarter businesses.”

	FOURTH QUARTER 2017
			Net Income		Gross Profit
	Diluted EPS		(Loss)		Margin
GAAP from Continuing Operations	$(1.14	)*	$(1.1	B)*	48.2%
Year/Year	-124	%*	-123	%*	-1.9	Pts

Operating (Non-GAAP)	$5.18		$4.8	B	49.5%
Year/Year	3%		1%		-1.4	Pts

							As-a-service
			Strategic				annual exit
REVENUE	Total IBM		Imperatives		Cloud		run rate
As reported (US$)	$22.5	B	$11.1	B	$5.5	B	$10.3	B
Year/Year	4%		17%		30%		20%
Year/Year adjusting for currency	1%		14%		27%		18%

* Includes a one-time charge of $5.5 billion associated with the enactment of U.S. tax reform.

“Over the past several years we have invested aggressively in technology and our people to reposition IBM,” said James Kavanaugh, IBM senior vice president and chief financial officer. “2018 will be all about reinforcing IBM’s leadership position in key high-value segments of the IT industry, including cloud, AI, security and blockchain.”

Strategic Imperatives Revenue

Fourth-quarter cloud revenues increased 30 percent to $5.5 billion (up 27 percent adjusting for currency).  Cloud revenue over the last 12 months was $17.0 billion, including $9.3 billion delivered as-a-service and $7.8 billion for hardware, software and services to enable IBM clients to implement comprehensive cloud solutions.  The annual exit run rate for as-a-service revenue increased to $10.3 billion from $8.6 billion in the fourth quarter of 2016.  In the quarter, revenues from analytics increased 9 percent (up 6 percent adjusting for currency).  Revenues from mobile increased 23 percent (up 21 percent adjusting for currency) and revenues from security increased 132 percent (up 127 percent adjusting for currency).

Full-Year 2018 Expectations

The company will discuss 2018 expectations during today’s quarterly earnings conference call.

Cash Flow and Balance Sheet

In the fourth quarter, the company generated net cash from operating activities of $5.7 billion, or $7.8 billion excluding Global Financing receivables. IBM’s free cash flow was $6.8 billion.  IBM returned $1.4 billion in dividends and $0.7 billion of gross share repurchases to shareholders.  At the end of December 2017, IBM had $3.8 billion remaining in the current share repurchase authorization.

The company generated full-year free cash flow of $13.0 billion, excluding Global Financing receivables.  The company returned $9.8 billion to shareholders through $5.5 billion in dividends and $4.3 billion of gross share repurchases.

IBM ended the fourth quarter of 2017 with $12.6 billion of cash on hand.  Debt totaled $46.8 billion, including Global Financing debt of $31.4 billion.  The balance sheet remains strong and is well positioned over the long term.

Segment Results for Fourth Quarter

•                  Cognitive Solutions (includes solutions software and transaction processing software) — revenues of $5.4 billion, up 3 percent (flat adjusting for currency), driven by security and transaction processing software.

•                  Global Business Services (includes consulting, global process services and application management) — revenues of $4.2 billion, up 1 percent (down 2 percent adjusting for currency).  Strategic imperatives revenue grew 9 percent led by the cloud practice, mobile and analytics.

•                  Technology Services & Cloud Platforms (includes infrastructure services, technical support services and integration software) — revenues of $9.2 billion, down 1 percent (down 4 percent adjusting for currency).  Strategic imperatives revenue grew 15 percent, driven by hybrid cloud services, security and mobile.

•                  Systems (includes systems hardware and operating systems software) — revenues of $3.3 billion, up 32 percent (up 28 percent adjusting for currency) driven by growth in IBM Z, Power Systems and storage.

•                  Global Financing (includes financing and used equipment sales) — revenues of $450 million, up 1 percent (down 2 percent adjusting for currency).

Tax Rate

The enactment of the Tax Cuts and Jobs Act in December 2017 resulted in a one-time charge of

$5.5 billion in the fourth quarter.  The charge encompasses several elements, including a tax on accumulated overseas profits and the revaluation of deferred tax assets and liabilities.  As a result, IBM’s reported GAAP tax rate, which includes the one-time charge, was 124 percent for the fourth quarter, and 49 percent for the full year.  IBM’s operating (non-GAAP) tax rate, which excludes the one-time charge, was 6 percent for the fourth quarter; and 7 percent for the full year, which includes the effect of discrete tax benefits in the first and second quarters.  Without discrete tax items, the full-year operating (non-GAAP) tax rate was 12 percent, at the low end of the company’s previously estimated range.

Full-Year Results

•            Full-year GAAP EPS from continuing operations of $6.14

•            Includes a one-time charge of $5.5 billion associated with the enactment of U.S. tax reform

•            Full-year operating (non-GAAP) EPS of $13.80

•            Excludes the one-time charge of $5.5 billion associated with the enactment of U.S. tax reform

•            Full-year revenue of $79.1 billion, down 1 percent

	FULL YEAR 2017
					Gross Profit
	Diluted EPS		Net Income		Margin
GAAP from Continuing Operations	$6.14	*	$5.8	B*	45.8%
Year/Year	-50	%*	-52	%*	-2.1	Pts

Operating (Non-GAAP)	$13.80		$12.9	B	47.4%
Year/Year	2%		-1%		-1.6	Pts

							As-a-service
			Strategic				annual exit
REVENUE	Total IBM		Imperatives		Cloud		run rate
As reported (US$)	$79.1	B	$36.5	B	$17.0	B	$10.3	B
Year/Year	-1%		11%		24%		20%
Year/Year adjusting for currency	-1%		11%		24%		18%

* Includes a one-time charge of $5.5 billion associated with the enactment of U.S. tax reform.

Forward-Looking and Cautionary Statements

Except for the historical information and discussions contained herein, statements contained in this release may constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995.  Forward-looking statements are based on the company’s current assumptions regarding future business and financial performance.  These statements involve a number of risks, uncertainties and other factors that could cause actual results to differ materially, including the following: a downturn in economic environment and client spending budgets; the company’s failure to meet growth and productivity objectives, a failure of the company’s innovation initiatives; risks from investing in growth opportunities; failure of the company’s intellectual property portfolio to prevent competitive offerings and the failure of the company to obtain necessary licenses; cybersecurity and data privacy considerations; fluctuations in financial results, impact of local legal, economic, political and health conditions; adverse effects from environmental matters, tax matters and the company’s pension plans; ineffective internal controls; the company’s use of accounting estimates; the company’s ability to attract and retain key personnel and its reliance on critical skills; impacts of relationships with critical suppliers; product quality issues; impacts of business with government clients; currency fluctuations and customer financing risks; impact of changes in market liquidity conditions and customer credit risk on receivables; reliance on third party distribution channels and ecosystems; the company’s ability to successfully manage acquisitions, alliances and dispositions; risks from legal proceedings; risk factors related to IBM securities; and other risks, uncertainties and factors discussed in the company’s Form 10-Qs, Form 10-K and in the company’s other filings with the U.S. Securities and Exchange Commission (SEC) or in materials incorporated therein by reference.  Any forward-looking statement in this release speaks only as of the date on which it is made.  The company assumes no obligation to update or revise any forward-looking statements.

Presentation of Information in this Press Release

In an effort to provide investors with additional information regarding the company’s results as determined by generally accepted accounting principles (GAAP), the company has also disclosed in this press release the following non-GAAP information which management believes provides useful information to investors:

IBM results —

•            presenting operating (non-GAAP) earnings per share amounts and related income statement items;

•            adjusting for free cash flow;

•            adjusting for currency (i.e., at constant currency).

Free cash flow guidance is derived using an estimate of profit, working capital and operational cash outflows.  The company views Global Financing receivables as a profit-generating investment, which it seeks to maximize and therefore it is not considered when formulating guidance for free cash flow.  As a result, the company does not estimate a GAAP Net Cash from Operations expectation metric.

The rationale for management’s use of these non-GAAP measures is included in Exhibit 99.2 in the Form 8-K that includes this press release and is being submitted today to the SEC.

Conference Call and Webcast

IBM’s regular quarterly earnings conference call is scheduled to begin at 5:00 p.m. EST, today.  The Webcast may be accessed via a link at http://www.ibm.com/investor/events/earnings/4q17.html.  Presentation charts will be available shortly before the Webcast.

Financial Results Below (certain amounts may not add due to use of rounded numbers; percentages presented are calculated from the underlying whole-dollar amounts).

Contact:  IBM

Ian Colley, 914-434-3043

colley@us.ibm.com

John Bukovinsky, 732-618-3531

jbuko@us.ibm.com

INTERNATIONAL BUSINESS MACHINES CORPORATION

COMPARATIVE FINANCIAL RESULTS

(Unaudited; Dollars in millions except per share amounts)

	Three Months Ended		Twelve Months Ended
	December 31,		December 31,
	2017	2016	2017	2016
REVENUE
Cognitive Solutions	$5,432	$5,297	$18,453	$18,187
Global Business Services	4,152	4,121	16,348	16,700
Technology Services & Cloud Platforms	9,198	9,308	34,277	35,337
Systems	3,332	2,530	8,194	7,714
Global Financing	450	447	1,696	1,692
Other	(20)	66	171	289
TOTAL REVENUE	22,543	21,770	79,139	79,919

GROSS PROFIT	10,862	10,893	36,227	38,294

GROSS PROFIT MARGIN
Cognitive Solutions	79.2%	82.7%	78.6%	81.9%
Global Business Services	24.8%	26.9%	25.2%	27.0%
Technology Services & Cloud Platforms	40.9%	42.9%	40.4%	41.9%
Systems	55.7%	56.9%	53.2%	55.7%
Global Financing	29.5%	36.2%	29.3%	38.7%

TOTAL GROSS PROFIT MARGIN	48.2%	50.0%	45.8%	47.9%

EXPENSE AND OTHER INCOME
S,G&A	5,147	4,976	20,107	21,069
R,D&E	1,427	1,431	5,787	5,751
Intellectual property and custom development income	(348)	(521)	(1,466)	(1,631)
Other (income) and expense	2	(136)	(216)	145
Interest expense	164	157	615	630
TOTAL EXPENSE AND OTHER INCOME	6,393	5,907	24,827	25,964

INCOME FROM CONTINUING OPERATIONS BEFORE INCOME TAXES	4,469	4,986	11,400	12,330
Pre-tax margin	19.8%	22.9%	14.4%	15.4%
Provision for / (Benefit from) income taxes	5,522	480	5,642	449
Effective tax rate	123.6%	9.6%	49.5%	3.6%

INCOME / (LOSS) FROM CONTINUING OPERATIONS	$(1,053)	$4,505	$5,758	$11,881
DISCONTINUED OPERATIONS
Income/(Loss) from discontinued operations, net of taxes	(1)	(4)	(5)	(9)

NET INCOME / (LOSS)	$(1,054)	$4,501	$5,753	$11,872

EARNINGS / (LOSS) PER SHARE OF COMMON STOCK:
Assuming Dilution
Continuing Operations	$(1.14)	$4.73	$6.14	$12.39
Discontinued Operations	$0.00	$(0.01)	$0.00	$(0.01)
TOTAL	$(1.14)	$4.72	$6.14	$12.38

Basic
Continuing Operations	$(1.14)	$4.75	$6.17	$12.44
Discontinued Operations	$0.00	$(0.01)	$0.00	$(0.01)
TOTAL	$(1.14)	$4.74	$6.17	$12.43

WEIGHTED-AVERAGE NUMBER OF COMMON SHARES OUTSTANDING (M’s):
Assuming Dilution	928.9	952.7	937.4	958.7
Basic	924.5	948.6	932.8	955.4

INTERNATIONAL BUSINESS MACHINES CORPORATION

CONDENSED CONSOLIDATED BALANCE SHEET

(Unaudited)

	At	At
	December 31,	December 31,
(Dollars in Millions)	2017	2016
ASSETS:

Current Assets:
Cash and cash equivalents	$11,972	$7,826
Marketable securities	608	701
Notes and accounts receivable - trade, net	8,928	9,182
Short-term financing receivables, net	21,721	19,006
Other accounts receivable, net	981	1,057
Inventory	1,583	1,553
Prepaid expenses and other current assets	3,942	4,564
Total Current Assets	49,735	43,888
Property, plant and equipment, net	11,116	10,830
Long-term financing receivables, net	9,550	9,021
Prepaid pension assets	4,643	3,034
Deferred taxes	4,862	5,224
Goodwill and intangibles, net	40,531	40,887
Investments and sundry assets	4,919	4,585
Total Assets	$125,356	$117,470

LIABILITIES:

Current Liabilities:
Taxes	$4,219	$3,235
Short-term debt	6,987	7,513
Accounts payable	6,451	6,209
Deferred income	11,552	11,035
Other liabilities	8,153	8,283
Total Current Liabilities	37,363	36,275
Long-term debt	39,837	34,655
Retirement related obligations	16,720	17,070
Deferred income	3,746	3,600
Other liabilities	9,965	7,477
Total Liabilities	107,631	99,078

EQUITY:

IBM Stockholders’ Equity:
Common stock	54,566	53,935
Retained earnings	153,126	152,759
Treasury stock — at cost	(163,507)	(159,050)
Accumulated other comprehensive income/(loss)	(26,592)	(29,398)
Total IBM stockholders’ equity	17,594	18,246
Noncontrolling interests	131	146
Total Equity	17,725	18,392
Total Liabilities and Equity	$125,356	$117,470

INTERNATIONAL BUSINESS MACHINES CORPORATION

CASH FLOW ANALYSIS

(Unaudited)

	Three Months Ended		Twelve Months Ended
	December 31,		December 31,
(Dollars in Millions)	2017	2016	2017	2016
Net Cash Provided by Operating Activities per GAAP:	$5,733	$3,979 *	$16,724	$17,084 *

Less: change in Global Financing (GF) Receivables	(2,049)	(1,678)	419	1,658
Capital Expenditures, Net	(965)	(925)	(3,312)	(3,726)

Free Cash Flow	6,817	4,731 *	12,992	11,700 *

Acquisitions	(53)	(235)	(496)	(5,679)
Divestitures	(240)	(490)	(205)	(454)
Dividends	(1,387)	(1,329)	(5,506)	(5,256)
Share Repurchase	(666)	(871)	(4,340)	(3,502)
Non-GF Debt	(840)	(2,048)	1,056	1,317
Other (includes GF Receivables and GF Debt)	(2,565)	(1,200)*	552	2,208 *

Change in Cash, Cash Equivalents and
Short-term Marketable Securities	$1,065	$(1,441)	$4,053	$332

* Reclassified to reflect adoption of the FASB guidance on stock-based compensation.

INTERNATIONAL BUSINESS MACHINES CORPORATION

CASH FLOW

(Unaudited)

	Three Months Ended		Twelve Months Ended
	December 31,		December 31,
(Dollars in Millions)	2017	2016	2017	2016
Net Income from Operations	$(1,054)	$4,501	$5,753	$11,872
Depreciation/Amortization of Intangibles	1,150	1,127	4,541	4,381
Stock-based Compensation	146	141	534	544
Working Capital / Other	7,540	(113)*	5,476	(1,371)*
Global Financing A/R	(2,049)	(1,678)	419	1,658
Net Cash Provided by Operating Activities	$5,733	$3,979 *	$16,724	$17,084 *
Capital Expenditures, net of payments & proceeds	(965)	(925)	(3,312)	(3,726)
Divestitures, net of cash transferred	(240)	(490)	(205)	(454)
Acquisitions, net of cash acquired	(53)	(235)	(496)	(5,679)
Marketable Securities / Other Investments, net	(2,559)	(2,038)	(3,083)	(1,116)
Net Cash Used in Investing Activities	$(3,818)	$(3,687)	$(7,096)	$(10,976)
Debt, net of payments & proceeds	1,137	875	3,446	2,763
Dividends	(1,387)	(1,329)	(5,506)	(5,256)
Common Stock Repurchases	(666)	(871)	(4,340)	(3,502)
Common Stock Transactions - Other	(3)	26 *	(18)	78 *
Net Cash Used in Financing Activities	$(919)	$(1,298)*	$(6,418)	$(5,917)*
Effect of Exchange Rate changes on Cash	62	(206)	937	(51)
Net Change in Cash & Cash Equivalents	$1,057	$(1,213)	$4,146	$140

* Reclassified to reflect adoption of the FASB guidance on stock-based compensation.

 INTERNATIONAL BUSINESS MACHINES CORPORATION

SEGMENT DATA

(Unaudited)

	FOURTH - QUARTER 2017
	Cognitive Solutions & Industry Services
			Technology
		Global	Services &
	Cognitive	Business	Cloud		Global
(Dollars in Millions)	Solutions	Services	Platforms	Systems	Financing
Revenue
External	$5,432	$4,152	$9,198	$3,332	$450
Internal	646	92	160	179	546
Total Segment Revenue	$6,078	$4,244	$9,358	$3,511	$997

Pre-tax Income from Continuing Operations	2,279	337	1,456	908	443

Pre-tax margin	37.5%	7.9%	15.6%	25.9%	44.4%

Change YTY Revenue - External	2.5%	0.7%	(1.2)%	31.7%	0.8%
Change YTY Revenue - External @constant currency	0.0%	(1.5)%	(4.0)%	28.5%	(1.8)%

	FOURTH - QUARTER 2016
	Cognitive Solutions & Industry Services
			Technology
		Global	Services &
	Cognitive	Business	Cloud		Global
(Dollars in Millions)	Solutions	Services	Platforms	Systems	Financing
Revenue
External	$5,297	$4,121	$9,308	$2,530	$447
Internal	701	100	214	156	462
Total Segment Revenue	$5,999	$4,221	$9,522	$2,686	$909

Pre-tax Income from Continuing Operations	2,313	522	1,882	579	448

Pre-tax margin	38.6%	12.4%	19.8%	21.6%	49.3%

 INTERNATIONAL BUSINESS MACHINES CORPORATION

SEGMENT DATA

(Unaudited)

	TWELVE - MONTHS 2017
	Cognitive Solutions & Industry Services
			Technology
		Global	Services &
	Cognitive	Business	Cloud		Global
(Dollars in Millions)	Solutions	Services	Platforms	Systems	Financing
Revenue
External	$18,453	$16,348	$34,277	$8,194	$1,696
Internal	2,647	363	657	750	1,471
Total Segment Revenue	$21,100	$16,711	$34,934	$8,945	$3,168

Pre-tax Income from Continuing Operations	6,817	1,401	4,344	1,135	1,279

Pre-tax margin	32.3%	8.4%	12.4%	12.7%	40.4%

Change YTY Revenue - External	1.5%	(2.1)%	(3.0)%	6.2%	0.3%
Change YTY Revenue - External@constant currency	1.0%	(1.8)%	(3.4)%	5.4%	(0.7)%

	TWELVE - MONTHS 2016
	Cognitive Solutions & Industry Services
			Technology
		Global	Services &
	Cognitive	Business	Cloud		Global
(Dollars in Millions)	Solutions	Services	Platforms	Systems	Financing
Revenue
External	$18,187	$16,700	$35,337	$7,714	$1,692
Internal	2,630	409	715	750	1,802
Total Segment Revenue	$20,817	$17,109	$36,052	$8,464	$3,494

Pre-tax Income from Continuing Operations	6,352	1,732	4,707	933	1,656

Pre-tax margin	30.5%	10.1%	13.1%	11.0%	47.4%

 INTERNATIONAL BUSINESS MACHINES CORPORATION

U.S. GAAP TO OPERATING (Non-GAAP) RESULTS RECONCILIATION

(Unaudited; Dollars in millions except per share amounts)

	FOURTH - QUARTER 2017 CONTINUING OPERATIONS
		Acquisition-		Retirement-		Tax Reform
		Related		Related		One-Time		Operating
	GAAP	Adjustments*		Adjustments**		Charge (1)		(Non-GAAP)
Gross Profit	$10,862	$99		$209		—		$11,170
Gross Profit Margin	48.2%	0.4	Pts	0.9	Pts	—		49.5%
S,G&A	5,147	(116)		(145)		—		4,886
R,D&E	1,427	—		(50)		—		1,378
Other (Income) & Expense	2	(32)		—		—		(30)
Total Expense & Other (Income)	6,393	(148)		(195)		—		6,050
Pre-tax Income from Continuing Operations	4,469	247		404		—		5,120
Pre-tax Income Margin from Continuing Operations	19.8%	1.1	Pts	1.8	Pts	—		22.7%
Provision for Income Taxes***	5,522	67		197		(5,475)		310
Effective Tax Rate	123.6%	-4.7	Pts	-5.9	Pts	-106.9	Pts	6.1%
Income / (Loss) from Continuing Operations	(1,053)	181		206		5,475		4,809
Income / (Loss) Margin from Continuing Operations	(4.7)%	0.8	Pts	0.9	Pts	24.3	Pts	21.3%
Diluted Earnings / (Loss) Per Share: Continuing Operations	$(1.14)	$0.19		$0.22		$5.91		$5.18

(1) Operating (non-GAAP) earnings excludes a one-time charge of $5.5 billion associated with the enactment of U.S. tax reform due to its unique non-recurring nature.

	FOURTH - QUARTER 2016 CONTINUING OPERATIONS

		Acquisition-		Retirement-
		Related		Related		Operating
	GAAP	Adjustments*		Adjustments**		(Non-GAAP)
Gross Profit	$10,893	$124		$78		$11,095
Gross Profit Margin	50.0%	0.6	Pts	0.4	Pts	51.0%
S,G&A	4,976	(136)		(69)		4,771
R,D&E	1,431	—		(6)		1,425
Other (Income) & Expense	(136)	0		—		(136)
Total Expense & Other (Income)	5,907	(136)		(76)		5,696
Pre-tax Income from Continuing Operations	4,986	260		154		5,399
Pre-tax Income Margin from Continuing Operations	22.9%	1.2	Pts	0.7	Pts	24.8%
Provision for Income Taxes***	480	66		77		623
Effective Tax Rate	9.6%	0.8	Pts	1.1	Pts	11.5%
Income from Continuing Operations	4,505	193		77		4,776
Income Margin from Continuing Operations	20.7%	0.9	Pts	0.4	Pts	21.9%
Diluted Earnings Per Share: Continuing Operations	$4.73	$0.20		$0.08		$5.01

* Includes amortization of purchased intangible assets, in process R&D, severance cost for acquired employees, vacant space for acquired companies, deal costs and acquisition integration tax charges.

** Includes retirement-related interest cost, expected return on plan assets, recognized actuarial losses or gains, amortization of transition assets, other settlements, curtailments, multi-employer plans and insolvency insurance.

*** Tax impact on operating (non-GAAP) pre-tax income from continuing operations is calculated under the same accounting principles applied to the As Reported pre-tax income under ASC 740, which employs an annual effective tax rate method to the results.

 INTERNATIONAL BUSINESS MACHINES CORPORATION

U.S. GAAP TO OPERATING (Non-GAAP) RESULTS RECONCILIATION

(Unaudited; Dollars in millions except per share amounts)

	TWELVE - MONTHS 2017 CONTINUING OPERATIONS
		Acquisition-		Retirement-		Tax Reform
		Related		Related		One-Time		Operating
	GAAP	Adjustments*		Adjustments**		Charge (1)		(Non-GAAP)
Gross Profit	$36,227	$449		$799		—		$37,475
Gross Profit Margin	45.8%	0.6	Pts	1.0	Pts	—		47.4%
S,G&A	20,107	(509)		(472)		—		19,126
R,D&E	5,787	—		(197)		—		5,590
Other (Income) & Expense	(216)	(39)		—		—		(255)
Total Expense & Other (Income)	24,827	(548)		(669)		—		23,609
Pre-tax Income from Continuing Operations	11,400	997		1,468		—		13,866
Pre-tax Income Margin from Continuing Operations	14.4%	1.3	Pts	1.9	Pts	—		17.5%
Provision for Income Taxes***	5,642	279		485		(5,475)		931
Effective Tax Rate	49.5%	-1.5	Pts	-1.7	Pts	-39.5	Pts	6.7%
Income from Continuing Operations	5,758	718		983		5,475		12,935
Income Margin from Continuing Operations	7.3%	0.9	Pts	1.2	Pts	6.9	Pts	16.3%
Diluted Earnings Per Share: Continuing Operations	$6.14	$0.77		$1.05		$5.84		$13.80

(1)    Operating (non-GAAP) earnings excludes a one-time charge of $5.5 billion associated with the enactment of U.S. tax reform due to its unique non-recurring nature.

	TWELVE - MONTHS 2016 CONTINUING OPERATIONS

		Acquisition-		Retirement-
		Related		Related		Operating
	GAAP	Adjustments*		Adjustments**		(Non-GAAP)
Gross Profit	$38,294	$494		$316		$39,104
Gross Profit Margin	47.9%	0.6	Pts	0.4	Pts	48.9%
S,G&A	21,069	(501)		(253)		20,315
R,D&E	5,751	—		(29)		5,722
Other (Income) & Expense	145	(7)		—		138
Total Expense & Other (Income)	25,964	(508)		(282)		25,174
Pre-Tax Income from Continuing Operations	12,330	1,003		598		13,931
Pre-tax Income Margin from Continuing Operations	15.4%	1.3	Pts	0.7	Pts	17.4%
Provision for Income Taxes***	449	268		183		900
Effective Tax Rate	3.6%	1.7	Pts	1.2	Pts	6.5%
Income from Continuing Operations	11,881	735		415		13,031
Income Margin from Continuing Operations	14.9%	0.9	Pts	0.5	Pts	16.3%
Diluted Earnings Per Share: Continuing Operations	$12.39	$0.77		$0.43		$13.59

*   Includes amortization of purchased intangible assets, in process R&D, severance cost for acquired employees, vacant space for acquired companies, deal costs and acquisition integration tax charges.

**  Includes retirement-related interest cost, expected return on plan assets, recognized actuarial losses or gains, amortization of transition assets, other settlements, curtailments, multi-employer plans and insolvency insurance.

*** Tax impact on operating (non-GAAP) pre-tax income from continuing operations is calculated under the same accounting principles applied to the As Reported pre-tax income under ASC 740, which employs an annual effective tax rate method to the results.